                                               [LOGO]

   THE FOREIGN & COLONIAL
   EMERGING MIDDLE EAST FUND, INC.

      SEMI-ANNUAL REPORT
      APRIL 30, 1999

                           [LOGO]

FOREIGN & COLONIAL EMERGING MARKETS LIMITED

GENERAL INFORMATION

THE FUND

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). Its investment objective is long-term capital appreciation through investment primarily in equity securities of Middle East issuers. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of emerging Middle East issuers. The balance of the Fund's assets are invested in equity and corporate debt securities of other Middle East issuers and sovereign debt obligations of Middle East countries.

THE INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited ("FCEM" or the "Investment Adviser"), an indirect wholly-owned subsidiary of Foreign & Colonial Management Ltd., is the Fund's investment adviser.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "ForClE" or "ForegnColon". The Fund's NYSE trading symbol is "EME".

Net asset value and market price information regarding the Fund's shares is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers. All inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, State Street Bank and Trust Company, at 800-426-5523.

NEW DIRECTOR

Effective April 21, 1999, Mr. Vipul Bhagat was elected by the Fund's Board of Directors to serve as a director of the Fund.

YEAR 2000 PROCESSING ISSUE

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it is implementing steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund has developed contingency plans intended to assure that third-party noncompliance will not materially affect the Fund's operations. Based upon reports provided by its service providers, the Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on its ability to continue its operations.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares are registered in their own names are deemed to have elected to have all distributions (net of any applicable U.S. withholding tax) reinvested automatically in additional shares of the Fund by State Street Bank and Trust Company, as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent, on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund c/o State Street Bank and Trust Company at P.O. Box 8200, Boston, MA 02266-8200.

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on January 21, 1999. Shareholders voted to: (1) elect Abdulwahab Al-Mulla and re-elect Bassam Aburdene and Fred Arthur Rank Packard as Class III Directors; and (2) ratify the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountant for the fiscal year ending October 31, 1999.

The resulting vote count for each proposal is indicated below:

1.         Election of Directors:

           CLASS III TO SERVE UNTIL YEAR 2002 ANNUAL MEETING
           Bassam Aburdene           For:                 2,063,536
                                     Withheld Authority:    464,608
           Abdulwahab Al-Mulla       For:                 2,063,318
                                     Withheld Authority:    464,826
           Fred Arthur Rank Packard  For:                 2,066,136
                                     Withheld Authority:    462,008

2.         Ratification of appointment of PricewaterhouseCoopers
           LLP as the Fund's independent accountant:
                                     For:                 2,468,863
                                     Against:                   481
                                     Abstain:                58,800

REPORT OF INVESTMENT ADVISER

Dear Shareholders:

We are pleased to present the semi-annual report of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") for the six months ended April 30, 1999. At April 30, 1999, the Fund's net asset value per share was $17.22. The net asset value total return for the six month period was 8.7%. We are pleased to announce that the Board of Directors have approved the adoption of a benchmark index for the Fund. Commencing July 1, 1999, the Fund will use the ING-Barings Greater Middle-East Index, which will include all the countries in which the Fund invests and will be calculated daily.

EGYPT

The Egyptian Stock Exchange recently inaugurated an online trading system, with all trading and settlement activities connected through a central database. This electronic link is a critical building block towards the stock exchange's ultimate objective of ensuring more efficient trading and reduced settlement periods. With respect to performance, the Hermes Financial index produced a return of 10.4% in US$ terms during the past six months. Investor attention remains concentrated on blue chips and despite a solid start to 1999, the market remains at a single-digit price/earnings ("P/E") ratio with an attractive dividend yield in excess of 8%. In terms of security, since the massacre at Luxor in 1997, the threat of violence has eased considerably with fewer arrests related to Islamic activities. This decline in terrorist activity can be partly attributed to the government's efforts to alleviate poverty in rural areas, which traditionally have been breeding grounds for Islamic militant groups. Following recent corporate activity in the cement sector, most notably the purchase of Beni Suef by Lafarge of France and Titan Cement of Greece, Egypt's privatization credentials received a further boost in March when the mandate was issued to an international consortium to privatize the seven regional electric companies. The sell-off of this long-term government monopoly provides further credence to the government's privatization program and is likely to focus investor attention on Egypt for future privatization of other sectors. In addition, the flotation of an estimated 20% of the electric companies will bring significant new equity to the Egyptian stock market, further boosting liquidity. On the external front, Egypt's current account deficit widened during the fourth quarter of 1998 in comparison to the previous quarter. However, at $451 million, the deficit is significantly lower than the deficit recorded during the first half of the year. For calendar year 1998, the current account deficit ended at 3% of Gross Domestic Product ("GDP"). This improvement is largely a result of the recovery in tourism as tourist arrivals in December 1998 exceeded 300,000, compared to 178,000 in December 1997. Local reports also suggest that Egypt is considering a $250 million-$300 million Eurobond issue in the near future. The issue's maturity is likely to be less than five years with the purpose primarily to establish an interest rate benchmark that will enable Egyptian corporates to access international capital markets. Egypt abandoned plans for such an issue last year due to the turmoil in international markets.

ISRAEL

Israel has had a strong six months as the Mishtanim Index increased 36.7% in US$ terms. This performance has been driven by a resumption of the benign inflation/interest rate story, as well as, increasing optimism on the political front. In the medium-term, there is a risk that the post-election Knesset will once again be so fractious that the newly elected Prime Minister will have a difficult time implementing policy without pandering to expensive special interest groups. The election campaign was focused primarily on personalities and peace/security issues, with little discussion of economic policies. The new Prime Minister Barak has co-opted a moderate religious party and a centrist party, and re-cast itself as "One Israel." Israeli-Palestinian and international issues have receded from the spotlight due to the recent elections. Arafat had previously pledged to unilaterally declare a Palestinian state on May 4th, the five-year anniversary of the Oslo Accords. This did not happen, however, as the furor it would have created among Israelis would have almost ensured hard-liner success in the Israeli elections two weeks later. GDP growth reached approximately 2.0% in 1998 after the government changed its accounting standards, raising the figure from 1.6%. We project GDP of 2.25% for 1999 compared to the government's forecast of 2.50%. The solid fiscal performance of 1998 is unlikely to be repeated due to the elections, as the government has already allocated budget reserves to curry favor with special interest groups. In addition, tax collections are well behind budget. We expect a deficit of 2.8%, well above the target of 2.0% and slightly worse than the 2.4% recorded in 1998. Inflation is back under control due to tight monetary policy and appreciation of the shekel from its very weak levels in the fall.

JORDAN

During the past six months, the market rose 7.3% in US$ terms. Progress on the privatization front, through strategic sales or public offerings, could become a positive trigger for the market. The emergence of King Abdullah as the new Monarch, following the death of King Hussein, caught many by surprise. Abdullah is popular with the army and enjoys a great deal of public goodwill, however, he is politically inexperienced and his authority in the country and in the region is likely to be challenged often. It is important for King Abdullah to ensure the support of Hassan, Hussein's brother, in order to avoid painful splits within the royal family. Abdullah supports the "King's Peace", the long standing attempt for reconciliation with Israel. The emergence of a more moderate Barak-led government will allow for increased trade and economic relations between Israel, Jordan and the Palestinians. Improving relations with Syria and Iraq is another challenge for the new King, especially given Jordan's large Iraqi migrant population. Last, but not least, financial support from the Gulf is critical given the poor shape of the economy. Official figures reflect that in 1998, GDP grew by a relatively healthy 2.2%. However, unofficial estimates of growth are considerably lower. Given the poor corporate earnings growth numbers and the extent of the unemployment problem (ranging between 15-25% of the labor force) one can conclude that the economy is in a recession. The lack of oil reserves and other natural resources have caused the Jordanian economy to be very dependent on outside aid. An improved outlook for oil prices would allow the Gulf States to become more generous in this direction. The new Prime Minister, Abdul Raouf Al Rawabdeh, a veteran politician with a reputation as a tough administrator, has already initiated intensive discussions with western creditors aimed at debt rescheduling or, possibly, forgiveness. President Clinton promised to work for the approval of a $300 million aid package in recognition of the Jordanian contribution in the October 1998 Wye River memorandum between Israel and the PLO. Foreign debt of $8 billion and a budget deficit of 9.7% of GDP point to the urgent need for external aid. However, it is unlikely that any aid package will manage to transform the country's economic circumstances. This will be dependent on the successful implementation of an economic liberalization and privatization program. Given the extent of the unemployment problem, it is likely that there will be strong public reaction to the introduction of any economic reforms.

LEBANON

The Lebanese market has been a poor performer, losing 27.2% of its value in US$ terms during the six months ended April 30, 1999. The recently formed government of Prime Minister Salim Hoss has not yet been able to convince investors of its ability to proceed quickly with administrative reform and economic stabilization. The attempt to sideline the key people associated with the previous Hariri administration has not proven to be successful. Hoss has admitted to some hasty appointments that have turned out to be inappropriate. On economic reform, the cabinet has been divided even on the general direction of policies with the Minister of Finance, George Corm, pushing for a new focus on the productive sectors. More importantly, the cabinet has been divided over the intensity of the applied remedies, with a number of Ministers arguing against the implementation of a strict budget in the current phase of the business cycle. As a result, the cabinet approved the final draft of the 1999 budget only in early April. It now has to be presented and discussed in the parliament. The most important economic problem that Lebanon faces today is the size of its budget deficit. In 1998, it reached an unsustainable 14% of GDP. Such a large deficit requires high interest rates for its financing. These high rates attract significant capital flows, which create an overvaluation of the currency. At present, it is estimated that the Lebanese pound is overvalued by more than 40%. On a less alarming note, the extensive dollarization of the economy will tend to constrain the adverse implications of a potential devaluation. Indicatively, the dollarization of bank deposits reached 66% in 1998. In this frame of economic affairs, it is therefore critical, if fiscal, monetary and exchange rate stability is to be achieved, that the budget deficit be drastically lowered. The 1999 budget is a step in the right direction when it proposes a range of taxes, most importantly a 5% rise in corporate tax rates from 10% to 15%. In indirect taxes, the most important change is the proposed increased tax on petroleum. The General Workers Confederation has already rejected this proposal and may hold demonstrations.

MOROCCO

The great bull run of the Casablanca bourse is showing signs of fatigue. The market declined 17.2% in US$ terms during the six months ended April 30, 1999. Valuations continue to look rather stretched although mutual fund growth remains strong: assets under management have exceeded US$3.5 billion, 30% of which are in equities with the remainder in bonds and liquid assets (from 13 week to 15 year paper). The interest for new equity issuance is solid, but the secondary market is not a compelling value. The political scene in Morocco remains quiet for the moment. Now a year old, the maiden opposition 'ALTERNANCE', administration of Abderrhmane Youssoufi has won praise abroad for improving its behavior in regards to human rights and for strengthening trade links with both France and China. However, at home, the birthday celebrations are more muted. The view that the overstaffed cabinet has been ineffective in implementing reforms and shaping policy is backed up by delays in implementing a range of policies, in social sectors as well as privatization. Improved performance across a range of ministries will be necessary if, in the event of King Hassan's death, Morocco is to avoid playing into the hands of those who offer a different kind of 'ALTERNANCE', Islamist radicals. The macroeconomic outlook has brightened due to heavy rains in the new year, bolstering 1999 GDP forecasts of approximately 4% after growth of 6.3% in 1998. This is expected to be achieved against a background of continued low inflation. Indeed, the year started with a 0.22% month on month DEFLATION in spite of the fact that Ramadan is traditionally a period when retail prices inflate. Recent oil-price strength (Morocco is a net importer) and the weakness of the euro (two-thirds of the dirham basket) should offset each other. Reform of the Office Cherifien des Phosphates has produced higher yields and a competitive financial position, thereby bolstering exports during the Asian slump. This bodes well for a future recovery in those economies. Foreign reserves continue to rise slowly, up 5.6% at the end 1998 to US$4.6 billion, five months' imports cover. Efforts to control external debt (1999 estimate--US$21 billion) will feed into a further increase in domestic debt. It will also require new offshore financing; official lenders--the World Bank and other multilaterals--will continue to supply most of this, hence, Morocco's historical low correlation with external events. However, when the risk appetite among international investors increases, JP Morgan and Merrill Lynch will revive Morocco's US$300 million Eurobond issue. Morocco's rating is one notch below investment grade.

TUNISIA

After a lengthy (three year) bear phase, the stock market has staged something of a recovery increasing 11.1% in US$ terms during the past 6 months. The triggers were a 1% reduction in interest rates and a more robust attitude towards state-owned bank restructuring. The market continues to appear to have good value despite the rise, given a 1999 earnings multiple of under 10 times, a healthy 4% yield and a banking sector price/book ratio of 1.0. However, volumes are low and Tunisia remains a difficult market for foreign investors to access. President Zinc al-Abedine Ben Ali, should win a third consecutive term as President. The opposition should win more seats in parliament, however, the ruling party, Rassemblement Constitutionnel Democratique will remain dominant. The Association Agreement with the EU, which came into effect in March 1998, has a socio-political dimension. The President announced that the constitution would be amended to allow leaders of the six registered parties to stand in the forthcoming presidential elections. Under the present constitution, it is impossible for a candidate not sponsored by the ruling party to run for the presidency since each needs to be sponsored by at least 30 mayors or members of the parliament. As a buffer state between Algeria and Libya, the west is keen that Tunisia be kept happy and that EU grants are generous. As for Tunisia, its leisure industry and small geographical size result in a foreign policy geared towards being friends with everybody. We expect strong agricultural contribution in 1999. Oil production has continued to decline, however, tourism receipts remain robust. We anticipate economic growth of between 4.5%-5.0% in 1999 and 5.5% for 2000. Inflation is set to remain subdued and even slightly overstated.

TURKEY

The two main features of the general elections in April were the strong performance of the nationalist MHP party and the weakness of the two center-right parties, ANAP and the DYP. The election outcome indicates that a three party coalition will be required to have a parliamentary majority. The largest party in parliament will be the DSP, led by acting Prime Minister Bulent Ecevit. He swept to power on a wave of popular support following the arrest of Abdullah Ocalan, leader of the Kurdistan Workers Party (PKK) and public enemy number one in Turkey. Following a relatively quiet January, the ISE index exploded into life in February and continued the rally in the run-up to the election, providing an impressive return of 83.4% in US$ terms over the past six months. The rally began slowly following a successful February Treasury auction and the upward trend continued amid International Monetary Fund ("IMF") Turkish desk director Martin Hardy's statement regarding the Turkish economy and a possible loan package after the elections. This helped bring treasury bill yields down and drive the equity market further forward. However, the main movement in the bourse was after the capture of Ocalan, as the market reassessed the potential political and economic benefits of the PKK leader's arrest. Despite the substantial rally in the market year-to-date, in terms of valuation, the local index is currently still only trading at a PE of 8.5 times 1999 earnings. Meanwhile, average turnover increased to between $300 million-$400 million, compared to $200 million or less during the second half of 1998. The main economic issue over the past few months has been the sharp decrease in annual treasury-bill yields, which have fallen from over 140% at the end of January to the current level of 98%. When the coalition is finally confirmed, we expect yields to fall even further. According to the State Institute of Statistics, the February 1999 Wholesale Price Index ("WPI") and Consumer Price Index ("CPI") decelerated 3.4% and 3.2%, respectively, confirming the strong deflationary trends in the economy. The WPI is now at an eight year annual low at 48.3%, compared to 89.6% last February while the CPI reached a six-year low falling to 63.9%, compared to 99.3% in February 1998. The IMF is looking for a WPI of 45% by June 1999 and while this is not out of the question, significant acceleration in oil prices will place some pressure on the inflation target. On the fiscal side, a strict policy has been in place since 1998 which has resulted in a higher than expected $1.6 billion primary surplus (4.7% of GDP) at the end of 1998. The government is targeting a primary deficit of $388 million for the first quarter, as in the early months of the year, treasury revenues are driven by indirect taxes, which have slumped due to the recession. The first installment of personal income tax is due at the end of March, alleviating revenue weakness.

We continue to believe that investing in the Middle Eastern equity markets will provide attractive long-term growth. We appreciate your interest in the Fund and would be pleased to respond to your questions or comments.

Respectfully,

Jeffrey Chowdhry / James Graham-Maw / David McIlroy
Co-Portfolio Managers

THE FOREIGN & COLONIAL
EMERGING MIDDLE EAST FUND INC.
MAY 21, 1999

PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------

EQUITIES--97.00%
-------------------------------------------------------------------

  SHARES                                                            VALUE
-----------                                                      -----------
EGYPT--32.07%
             APPAREL & TEXTILES--1.28%
     29,850  Oriental Weavers..................................  $   617,724
                                                                 -----------
             BANKING--4.26%
     60,400  MI Bank...........................................    1,382,752
     38,900  National Societe Generale Bank....................      678,108
                                                                 -----------
                                                                   2,060,860
                                                                 -----------
             CONSTRUCTION--8.71%
    132,000  Arab International Construction (a)...............    1,020,340
     73,900  Industrial and Engineering Enterprises............      837,211
     28,000  Madinet Nasr City.................................      841,830
     49,230  Suez Cement.......................................      840,878
     40,000  Suez Cement - GDR (b).............................      670,000
                                                                 -----------
                                                                   4,210,259
                                                                 -----------
             FINANCIAL SERVICES--1.93%
      6,666  Commercial International Bank (CIB)...............       65,682
     82,400  EFG Hermes Holdings S.A.E - GDR (b)...............      869,320
                                                                 -----------
                                                                     935,002
                                                                 -----------
             FOOD & BEVERAGE--2.36%
     35,710  Al Ahram Beverage - GDR (a)(b)....................    1,142,720
         25  North Cairo Flour Mills...........................          318
                                                                 -----------
                                                                   1,143,038
                                                                 -----------
             GAS UTILITY--1.33%
     10,500  Egypt Gas.........................................      640,523
                                                                 -----------
             HOTELS--0.00%
         20  Misr for Hotels (Hilton)..........................          631
                                                                 -----------
             MANUFACTURING--0.63%
     76,300  Olympic Group Financial Investment................      305,422
                                                                 -----------
             PHARMACEUTICALS--2.62%
     25,200  Egyptian International Pharmaceuticals (EIPICO)...    1,268,235
                                                                 -----------
             PROPERTY--0.56%
      9,000  Alexandria Real Estate Investment.................      269,281
                                                                 -----------
             TELECOMMUNICATIONS--5.57%
    201,500  Egypt Mobile Phone Network (a)....................    2,690,179
                                                                 -----------
             TOBACCO--2.82%
     53,300  Eastern Tobacco...................................    1,362,498
                                                                 -----------
                                                                  15,503,652
                                                                 -----------

  SHARES                                                            VALUE
-----------                                                      -----------
ISRAEL--14.36%
             BANKING--2.17%
    439,044  Bank Hapoalim Ltd.................................  $ 1,047,780
                                                                 -----------
             CONGLOMERATES--3.44%
     26,565  Discount Investment Corporation...................      961,496
      6,505  Koor Industries...................................      703,514
                                                                 -----------
                                                                   1,665,010
                                                                 -----------
             ELECTRONICS--2.83%
     35,000  Elbit Systems.....................................      492,922
     30,000  Elron Electronic Industry.........................      596,250
     10,991  Formula Systems (1985) (a)........................      277,093
                                                                 -----------
                                                                   1,366,265
                                                                 -----------
             FINANCIAL SERVICES--1.59%
    449,751  Bank Leumi Le Israel..............................      769,600
                                                                 -----------
             PHARMACEUTICALS--0.74%
      7,877  Teva Pharmaceuticals - ADR........................      360,373
                                                                 -----------
             TELECOMMUNICATIONS--3.59%
    314,923  Bezeq The Israeli Telecom (a).....................    1,222,334
     13,902  ECI Telecom - ADR.................................      512,636
                                                                 -----------
                                                                   1,734,970
                                                                 -----------
                                                                   6,943,998
                                                                 -----------
JORDAN--7.34%
             BANKING--4.57%
      7,500  Arab Bank (a).....................................    2,208,363
                                                                 -----------
             CHEMICALS--1.29%
    105,000  Arab Potash Company (a)...........................      622,769
                                                                 -----------
             CONSTRUCTION--0.70%
    151,000  Zara for Investments (a)..........................      339,564
                                                                 -----------
             HOTELS--0.78%
     69,187  Arab International Hotels (a).....................      375,350
                                                                 -----------
                                                                   3,546,046
                                                                 -----------
LEBANON--0.48%
             INVESTMENT COMPANIES--0.48%
     40,000  Lebanon Holdings (a)..............................      230,000
                                                                 -----------

  SHARES                                                            VALUE
-----------                                                      -----------
MOROCCO--15.95%
             BANKING--4.96%
      6,484  Banque Commerciale du Maroc (BCM).................  $   653,778
     15,000  Banque Marocaine Du Commerce Exterieur (BMCE) -
               GDR.............................................      330,750
     20,066  Credit Immobilier et Hotelier (CIH)...............      325,346
     11,000  Wafabank..........................................    1,086,830
                                                                 -----------
                                                                   2,396,704
                                                                 -----------
             CONGLOMERATES--4.30%
     10,400  Omnium Nord Africain..............................    1,038,087
     10,000  Societe Nationale d'Investissement (SNI)..........    1,040,722
                                                                 -----------
                                                                   2,078,809
                                                                 -----------
             CONSTRUCTION--1.07%
      5,000  Cimenterie de l'Oriental (CIOR)...................      516,814
                                                                 -----------
             FOOD & BEVERAGE--5.62%
      8,500  Branoma...........................................    1,421,239
      5,450  Brasseries du Maroc (BDM) (a).....................    1,297,862
                                                                 -----------
                                                                   2,719,101
                                                                 -----------
                                                                   7,711,428
                                                                 -----------
OMAN--2.07%
             INVESTMENT COMPANIES--2.07%
     77,000  Oryx Fund (a).....................................    1,001,000
                                                                 -----------
TUNISIA--4.94%
             BANKING--4.07%
     10,000  Banque Internationale De Tunisie - GDR (a)........      103,500
    180,000  Banque Internationale De Tunisie - GDR (a)(b).....    1,863,000
                                                                 -----------
                                                                   1,966,500
                                                                 -----------
             LEASE FINANCING--0.87%
     12,000  Tunisie Leasing...................................      423,422
                                                                 -----------
                                                                   2,389,922
                                                                 -----------
TURKEY--19.79%
             BANKING--9.28%
 54,169,000  Akbank............................................    1,727,945
115,073,400  Yapi Kredi Bankasi................................    2,760,399
                                                                 -----------
                                                                   4,488,344
                                                                 -----------
             CONGLOMERATES--2.67%
    184,800  Haci Omer Sabanci Holdings SAE (b)................    1,288,980
                                                                 -----------

  SHARES                                                            VALUE
-----------                                                      -----------
TURKEY--(concluded)
             FINANCIAL SERVICES--3.79%
 37,283,800  Turkiye Is Bankasi (C Shares).....................  $ 1,831,555
                                                                 -----------
             PETROCHEMICALS--1.27%
  7,917,000  Tupras Turkiye Petrol Rafinerileri................      616,211
                                                                 -----------
             RETAIL--2.78%
    974,700  Migros Turkey.....................................    1,343,179
                                                                 -----------
                                                                   9,568,269
                                                                 -----------

TOTAL EQUITIES (cost $36,423,667)--97.00%......................   46,894,315
Other assets less liabilities--3.00%...........................    1,451,370
                                                                 -----------
NET ASSETS (applicable to 2,807,169 shares; equivalent to
  $17.22 per share)--100.00%...................................  $48,345,685
                                                                 -----------
                                                                 -----------

------------

 (a)  Non-income producing security.
 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically to qualified institutional buyers. These securities total $5,834,020 or 12.07% of net assets.
 ADR  American Depositary Receipt.
 GDR  Global Depositary Receipt.

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                                                            APRIL 30, 1999
                                                                            --------------
ASSETS
Investments in securities, at value (cost $36,423,667)....................   $ 46,894,315
Cash (including foreign currency of $1,099,108 with a cost of
 $1,194,706)..............................................................        635,721
Receivable for investments sold...........................................      1,785,598
Dividends receivable......................................................        230,320
Deferred organizational expenses..........................................         38,702
Prepaid expenses..........................................................         23,131
                                                                            --------------
      Total assets........................................................     49,607,787
                                                                            --------------

LIABILITIES
Payable for investments purchased.........................................      1,000,105
Investment advisory fee payable...........................................         49,975
Administration fee payable................................................         10,274
Accrued expenses and other liabilities....................................        201,748
                                                                            --------------
      Total liabilities...................................................      1,262,102
                                                                            --------------

NET ASSETS
Common stock, $0.001 par value; 2,807,169 shares issued and outstanding
 (100,000,000 shares authorized)..........................................          2,807
Additional paid-in capital................................................     37,080,728
Accumulated net investment loss...........................................       (796,265)
Accumulated net realized gain.............................................      1,669,358
Net unrealized appreciation of investments and other assets and
 liabilities denominated in foreign currency..............................     10,389,057
                                                                            --------------
      Net assets applicable to shares outstanding.........................   $ 48,345,685
                                                                            --------------
                                                                            --------------
NET ASSET VALUE PER SHARE.................................................         $17.22
                                                                            --------------
                                                                            --------------

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS (UNAUDITED)

                                                                               FOR THE
                                                                              SIX MONTHS
                                                                                ENDED
                                                                            APRIL 30, 1999
                                                                            --------------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $17,005)...................   $    626,394
Interest..................................................................         12,391
                                                                            --------------
                                                                                  638,785
                                                                            --------------

EXPENSES
Investment advisory fees..................................................        289,957
Custody and accounting fees...............................................        126,896
Legal and audit fees......................................................        111,190
Directors' fees and expenses..............................................         76,760
Administration fees.......................................................         61,986
Amortization of organizational expenses...................................         36,676
Shareholder reports expense...............................................         23,716
Insurance expense.........................................................         21,753
Transfer agent fees and expenses..........................................          6,944
Other expenses............................................................         10,672
                                                                            --------------
Total expenses............................................................        766,550
                                                                            --------------
Net investment loss.......................................................       (127,765)
                                                                            --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investments.............................................................      2,056,071
  Foreign currency transactions...........................................        (67,963)
Net change in unrealized appreciation/depreciation of:
  Investments.............................................................      1,756,520
  Other assets and liabilities denominated in foreign currency............        (70,756)
                                                                            --------------
Net realized and unrealized gain on investments and
 foreign currency transactions............................................      3,673,872
                                                                            --------------

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS.....................   $  3,546,107
                                                                            --------------
                                                                            --------------

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE
                                                           SIX MONTHS
                                                             ENDED         FOR THE YEAR
                                                         APRIL 30, 1999       ENDED
                                                          (UNAUDITED)    OCTOBER 31, 1998
                                                         --------------  ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)...........................   $   (127,765)   $      161,037
Net realized gain on investments and foreign currency
 transactions..........................................      1,988,108         1,178,932
Net change in unrealized appreciation/depreciation of
 investments and other assets and liabilities
 denominated in foreign currency.......................      1,685,764       (11,802,490)
                                                         --------------  ----------------
Total from investment operations.......................      3,546,107       (10,462,521)
                                                         --------------  ----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
In excess of net investment income.....................        --               (635,842)
From net realized gain on investments..................     (1,538,329)       (2,930,105)
                                                         --------------  ----------------
Total dividends and distributions......................     (1,538,329)       (3,565,947)
                                                         --------------  ----------------
Net increase (decrease) in net assets..................      2,007,778       (14,028,468)
                                                         --------------  ----------------

NET ASSETS
Beginning of period....................................     46,337,907        60,366,375
                                                         --------------  ----------------
End of period..........................................   $ 48,345,685    $   46,337,907
                                                         --------------  ----------------
                                                         --------------  ----------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1999

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") was incorporated in the State of Maryland on July 29, 1994, as a non-diversified, closed-end management investment company. Prior to commencing operations on November 4, 1994, the Fund had no operations other than the sale to Foreign & Colonial Emerging Markets Limited (the "Investment Adviser") of 7,169 shares of common stock for $100,008 on October 25, 1994. Organizational costs of $370,000 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS--Portfolio securities for which market quotations are readily available are valued at the last sale price prior to the time of determination if there was a sale on the date of determination or if there was no sale on such day, at the mean between the last current bid and asked prices, or if there was no asked price, the bid price. Securities for which reliable market quotations or pricing services are not readily available are valued at fair value using methods determined in good faith by, or under procedures established by the Fund's Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days.

REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing rates of exchange on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gain for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

On December 21, 1998, the Fund's Board of Directors declared a long-term capital gain dividend of $0.5480 per share. The dividend was paid on January 14, 1999 to shareholders of record on December 31, 1998.

U.S. FEDERAL INCOME TAXES--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during each calandar year, the Fund intends not to be subject to U.S. federal excise tax. Withholding taxes on foreign dividends and interest have been provided for in accordance with the applicable tax requirements.

FOREIGN TAXES--The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the foreign countries in which it invests.

NOTE 2  INVESTMENT ADVISER AND ADMINISTRATOR

The Investment Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. As compensation for its services, the Investment Adviser is paid a monthly fee at the annual rate of 1.25% of the value of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. As compensation for its services, the Administrator is paid a monthly fee at the annual rate of 0.15% of the value of the Fund's average weekly net assets, subject to a minimum annual fee of $125,000.

NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at April 30, 1999 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of investments of $10,470,648 was comprised of gross appreciation of $12,372,786 for those investments having an excess of value over cost and gross depreciation of $1,902,138 for those investments having an excess of cost over value.

For the six months ended April 30, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $17,411,741 and $17,676,050, respectively.

NOTE 4  CONCENTRATION OF RISK

Investment in Middle East issuers involves certain risks and special considerations which are not typically associated with investing in securities issued by U.S. or Western European companies or governments, as a result of, among other things, future political and economic developments and the level of governmental supervision and regulation of the securities markets. In particular, securities markets and currencies of many Middle East countries, similar to those of other emerging market countries, have been subject to substantial price volatility and sudden market declines. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 5  CAPITAL STOCK

There were no transactions in common stock for the six months ended April 30, 1999 or for the year ended October 31, 1998.

At April 30, 1999, The Foreign & Colonial Emerging Markets Investment Trust, The Global Emerging Markets Ex-Pacific Asia Fund and The Global Emerging Markets Investment Co., each of whom are deemed to be affiliates of the Investment Adviser under U.S. securities laws, owned 84,215, 6,403 and 2,886 shares, respectively, of the Fund.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below.

                                   FOR THE                                                                 FOR THE PERIOD
                                  SIX MONTHS                                                              NOVEMBER 4, 1994*
                                    ENDED          FOR THE YEAR       FOR THE YEAR       FOR THE YEAR          THROUGH
                                APRIL 30, 1999        ENDED              ENDED              ENDED            OCTOBER 31,
                                 (UNAUDITED)     OCTOBER 31, 1998   OCTOBER 31, 1997   OCTOBER 31, 1996         1995
                                --------------   ----------------   ----------------   ----------------   -----------------
Net asset value, beginning of
  period......................     $ 16.51           $ 21.50            $ 15.37            $ 13.45             $ 14.04**
                                --------------      --------           --------           --------            --------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss)......................       (0.05)             0.06               0.01              (0.03)               0.02
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions................        1.31             (3.78)              6.33               1.95               (0.06)
                                --------------      --------           --------           --------            --------
    Total from investment
      operations..............        1.26             (3.72)              6.34               1.92               (0.04)
                                --------------      --------           --------           --------            --------
DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS
In excess of net investment
  income......................      --                 (0.23)           --                 --                  --
From net realized gain on
  investments.................       (0.55)            (1.04)             (0.21)           --                  --
                                --------------      --------           --------           --------            --------
    Total dividends and
      distributions...........       (0.55)            (1.27)             (0.21)           --                  --
                                --------------      --------           --------           --------            --------
CAPITAL SHARE TRANSACTIONS
Offering costs charged to
  additional paid-in
  capital.....................      --               --                 --                 --                    (0.55)
                                --------------      --------           --------           --------            --------
Net asset value, end of
  period......................     $ 17.22           $ 16.51            $ 21.50            $ 15.37             $ 13.45
                                --------------      --------           --------           --------            --------
                                --------------      --------           --------           --------            --------
Market value, end of period...     $ 14.25           $13.375            $ 17.75            $12.375             $ 11.00
                                --------------      --------           --------           --------            --------
                                --------------      --------           --------           --------            --------
TOTAL INVESTMENT RETURN
  (a)(b)......................       11.02%           (19.01)%            45.46%             12.50%             (21.65)%
                                --------------      --------           --------           --------            --------
                                --------------      --------           --------           --------            --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)..............     $48,346           $46,338            $60,366            $43,157             $37,756
Ratio of expenses to average
  net assets..................        3.30%(d)          2.91%              2.89%(c)           3.16%(c)            2.99%(d)(e)
Ratio of net investment income
  (loss) to average net
  assets......................       (0.55)%(d)         0.29%              0.06%(c)          (0.23)%(c)           0.13%(d)(e)
Portfolio turnover............          39%               45%                57%                30%                 19%

-----------------
NOTES:

*     Commencement of operations.
** Initial public offering price of $15.00 per share less an average underwriting discount of $0.96 per share.
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
(b) Total investment return for a period of less than one year is not annualized.
(c) The Administrator waived a portion of its fees during the years ended October 31, 1997 and 1996. If such waivers had not been made, the ratio of expenses to average net assets would have been 2.92% and 3.25%, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.03% and (0.32)%, respectively.
(d)   Annualized.
(e) The Investment Adviser and Administrator waived a portion of their fees during the period. If such waivers had not been made, the ratio of expenses to average net assets would have been 3.11% and the ratio of net investment income to average net assets would have been 0.01%.

CORPORATE INFORMATION

DIRECTORS
Fred Arthur Rank Packard, Chairman
Bassam Aburdene
Abdulwahab Al-Mulla
Vipul Bhagat
Karen J. Clarke
Albert Francke
Walter M. Noel, Jr.
David C. Patterson

OFFICERS

Karen J. Clarke           President, Treasurer & Secretary
Arnab Banerji             Executive Vice President
Jeffrey Chowdhry          Executive Vice President
James Graham-Maw          Vice President
David McIlroy             Vice President

INVESTMENT ADVISER
Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY

ADMINISTRATOR
Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

                                                                          [LOGO]

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS, WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

FC99S

The Foreign & Colonial Emerging Middle East Fund, Inc.
1285 Avenue of the Americas
New York, NY 10019
Telephone: 212-713-2848
Fax: 212-713-4058

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY
Telephone: 44-171-628-1234
Fax: 44-171-628-2281

                     [LOGO]
FOREIGN & COLONIAL EMERGING MARKETS LIMITED